EXHIBIT A

Form of Securities Purchase Agreement

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “AGREEMENT”) RELATES TO AN OFFERING OF COMMON STOCK RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS PURSUANT TO SECTION 4(2) AND/OR RULE 506 OF REGULATION D (“REGULATION D”) AS PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE SHARES OF COMMON STOCK TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:

1 REVIV3 PROCARE COMPANY SUBSCRIPTION

1.1       The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ___________ shares (the “Shares”) of common stock of REVIV3 PROCARE COMPANY, a Delaware corporation (the “Company”), with the principal executive offices at 9480 Telstar Avenue, Unit 5, El Monte, CA 91731, at $0.23 per share for an aggregate purchase price of $______________ (the “Purchase Price”), in a transaction (the “Offering”) exempt from the registration requirements of the Securities Act pursuant to Regulation D promulgated thereunder, and pursuant to the terms and conditions of this Agreement.

1.2       The Company is offering the Shares to the Subscriber in a financing transaction with other accredited investors participating in the Offering. This Offering shall be made on a best efforts basis and no minimum raise is required before the Company can use any funds raised in this Offering

2 PAYMENT & DELIVERY OF DOCUMENTS

The Purchase Price must accompany the executed copies of this Agreement as required hereinafter, and such Purchase Price shall be wired directly to the following bank account:

REVIV3 ACQUISITON CORPORATION

120 E 13065 S, Suite 203

Draper, Utah 84020-7426

Account number:

Please deliver the following signed documents to the Company:

(a)	an executed copy of this Subscription Agreement; and

(b)	an Accredited Investor Questionnaire in the form attached as Exhibit A (the “Questionnaire” and together with the Subscription Agreement, the “Transaction Documents”).

The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

The Company must complete, sign and return to Subscriber each of the Transaction Documents to which it is a party.

3 CLOSING

Closing of the offering of the Shares (the “Closing”) shall occur on the date hereof or as soon as practicable thereafter after the purchase price is received (the “Closing Date”).

4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUBSCRIBER

The Subscriber hereby represents and warrants to, and covenants with, the Company (which representation, warranties and covenants shall survive the Closing) and acknowledges that the Company is relying thereon that:

4.1 The Company has not undertaken, and will have no obligation, to register any of the Shares under the Securities Act or any other securities legislation.

4.2 The Subscriber has received and carefully read this Agreement. In making its investment decision other than as provided in this Agreement, the Subscriber has received no written or oral representations or information that is inconsistent with this Agreement.

4.3 The Subscriber is representing and warranting that the Subscriber is an “Accredited Investor,” as the term is defined in Rule 501(a) of Regulation D, as more completely set forth on the Questionnaire attached as Exhibit A hereto, which is incorporated by reference as if more fully set forth herein. The Subscriber shall submit to the Company such further assurances of accredited status as may reasonably be requested by the Company.

4.4 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms. If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, other tax-exempt entity, or any other entity, (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) it is authorized and qualified to invest in the Company, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so, and (c) all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber.

4.5 The Subscriber has such knowledge and experience in financial, investment and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares of the Company. The Subscriber has consulted with such independent legal counsel or other advisers as the Subscriber has deemed appropriate to assist the Subscriber in evaluating the proposed investment in the Shares. By accepting these documents, the undersigned agrees that the information contained herein, and in all related and ancillary documents, shall be kept confidential (except as may be properly disclosed to the Subscriber’s counsel, accountants, and investment representatives, if any, to which disclosure is made in connection with an evaluation of whether to invest in the Shares) and will not be reproduced, made available or accessible, or used for any other purpose other than in connection with considering the purchase of the Shares or as required by law or order of a court of competent jurisdiction. The Subscriber agrees that it and its representatives shall not use, and will not permit the use of, any of the information in this Agreement in any manner other than for an evaluation of whether to invest in the Shares. The Subscriber acknowledges that until appropriate public announcement has been made, the terms and existence of this Subscription Agreement may be deemed material non-public information under the Securities Exchange Act of 1934, and Subscriber shall comply with the provisions thereof regarding material non-public information.

4.6 The Subscriber (i) has adequate means of providing for its current financial needs and possible personal contingencies and does not have a need for liquidity of this investment in the Shares; (ii) can afford (a) to hold the Shares for an indefinite period of time; and (b) to sustain a complete loss of the entire amount of the Purchase Price for the Shares; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive. If the Subscriber is a natural person, the Subscriber further represents that the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides.

4.7 The Subscriber acknowledges that the Company’s common stock is a class of equity securities registered under the Securities Exchange Act of 1934 and has conducted the Subscriber’s own investigation of the Company and its reports filed with the Securities and Exchange Commission. The Subscriber has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of a purchase of the Shares and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and the undersigned has received satisfactory answers to all such questions to the extent deemed appropriate in order to evaluate the merits and risks of an investment in the Shares.

4.8 The Subscriber acknowledges that the none of the Shares are currently registered under the Securities Act, and the Company has not undertaken to register any of such Shares under the Securities Act or state law, and, unless so registered, the Shares may only be offered or sold pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

4.9 The Subscriber further understands that it is purchasing all such Shares without being furnished a prospectus setting forth all of the information that may be required to be furnished under applicable securities laws in a registered public offering, and, as a consequence, certain protections, rights and remedies provided in applicable securities legislation, including statutory rights of rescission or damages, may not be available to it.

4.10 The Subscriber further acknowledges that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Shares, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Shares.

4.11 The Subscriber understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations and warranties set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares. The Subscriber covenants that it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a) arising out of any sale or distribution of the Shares by the Subscriber in violation of the Securities Act or any applicable state or foreign securities or “blue sky” laws or (b) arising out of or based upon any representation or warranty of the Subscriber contained herein and the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith.

4.12 This Agreement has been duly executed and delivered and, when accepted by the Company, will constitute a legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms hereof, except as enforceability may be limited by insolvency and similar laws affecting the enforcement of creditors’ rights generally and the effect of rules of law governing equitable remedies.

4.13 The Social Security Number or Tax Identification Number of the Subscriber set forth herein is true, accurate and complete. The Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Shares. The Company gives no opinion and makes no representation with respect to the tax consequences under U.S, state, local or foreign tax law of the acquisition, holding or disposition of the Shares, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment.

4.14 There are risks associated with an investment in the Company, including, by way of example and not in limitation, the specific risks identified in this Agreement in Paragraph 6 herein, which Subscriber acknowledges and fully understands.

4.15 If required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issuance of the Shares.

5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Schedule of Exceptions attached hereto as Exhibit B (the “Schedule of Exceptions”), the Company hereby represents to, and covenants with, the Subscriber (which representation, warranties and covenants shall survive the Closing) and acknowledges that the Subscriber is relying thereon that:

5.1 Organization and Standing. The Company is a corporation duly organized and existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

5.2 Corporate Power. The Company has all requisite corporate power to enter into each of the Transaction Documents to which it is a party to issue and sell the Shares hereunder and to carry out and perform its other obligations under the terms of the Transaction Documents to which it is a party.

5.3 Authorization. All corporate action on the part of the Company and its directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents and the authorization, sale, issuance and delivery of the Shares and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to (i) laws of general application relating to specific performance, injunctive relief or other equitable remedies, and (ii) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally.

5.4 Valid Issuance. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly authorized, validly issued, fully paid and nonassessable, and free of any liens or encumbrances, other than restrictions on transfer under the Transaction Documents and applicable state and federal securities laws.

5.5 Subsidiaries. The Company owns Reviv3 Acquisition Corporation, as a wholly-owned subsidiary.

5.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby, except for: (a) qualifications or filings under the Securities Act of 1933, as amended (the “Securities Act”), and the regulations thereunder; and (b) such filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

5.7 Compliance with Laws and Other Instruments; No Conflicts. The Company is not in violation or default of any provisions of its certificate of incorporation or bylaws, each as amended to date or any applicable laws, regulations, judgments, decrees or orders of the United States of America or any state, foreign country or other governmental body or agency having jurisdiction over the Company’s business or properties, other than violations of laws, regulations, judgments, decrees or orders that could not reasonably be expected to have a Material Adverse Effect. The Company is not in breach of or default under or alleged to be in breach of or default under, any material lease, license, contract, agreement, instrument or obligation to which it is a party or its properties are subject. The execution, delivery and performance of the Transaction Documents on the part of the Company, and the performance by the Company of its obligations pursuant thereto including, without limitation, the issuance and sale of the Shares pursuant hereto, will not result in any violation, or conflict with, or constitute a default under, and will not accelerate performance under the terms of any of the Company’s certificate of incorporation or bylaws, each as amended to date, or any of the Company’s material leases, licenses, contracts, agreements, instruments or obligations, nor, to the Company’s knowledge, result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the material properties or assets of the Company.

5.8 Litigation. There is no litigation, action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company’s knowledge, threatened in writing against the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

5.9 Taxes. The Company has timely filed or has obtained presently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it. All filed returns are true and correct in all material respects and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company.

5.10 Property and Assets. The Company has good and marketable title to all of its material properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, security interest, lease, charge or encumbrance, other than liens resulting from taxes which have not yet become delinquent and liens and encumbrances which would not have a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and, to the Company’s knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

5.11 Intellectual Property. The Company owns or possesses all legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software of otherwise), information and other proprietary rights (collectively “Intellectual Property”) necessary for its business as currently conducted, without any known infringement of the rights of others. Except as set forth in the Schedule of Exceptions, the Company is not bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of the Company or any other person or entity, other than licenses or agreements relating to the Company’s use rights regarding “off the shelf” or standard products. The Company has not received any written communication alleging that the Company has violated any of the Intellectual Property of any other person or entity, and the Company has no knowledge, without inquiry, that any other person or entity is violating the Intellectual Property of the Company. As the Company’s business is presently conducted, the Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company, as applicable. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company’s business as currently conducted.

5.12 Books and Records. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

5.13 Securities Law Exemptions. The offer, sale and issuance of the Shares are and will be exempt from the registration requirements of the Securities Act, and the registration, permit or qualification requirements of any applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities law.

5.14 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would have a Material Adverse Effect on the Company, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

5.15 No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with SEC rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). No Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or Affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

5.16 Absence of Certain Events. Since its date of incorporation, the Company has not (a) declared, set aside or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased or otherwise acquired any of its capital stock; or (b) delayed or postponed the payment of accounts payable or any other liabilities outside the ordinary course of business, or committed to do any of the foregoing, and to the Company’s knowledge there has not been any event or condition of any character that would have a Material Adverse Effect.

5.17 Disclosure. The Company has provided Subscriber with all the information that such Subscriber has requested for deciding whether to purchase Shares. No statement of the Company contained in the Transaction Documents (including the Schedule of Exceptions) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

6 RISK FACTORS

The Subscriber represents and warrants that it received a copy of the following Company-provided risk factor disclosure prior to execution of this Agreement, and that the Subscriber fully understands such disclosure:

AN INVESTMENT IN THE COMPANY INVOLVES SIGNIFICANT RISK AND IS SUITABLE ONLY FOR INVESTORS WHO ARE CAPABLE OF BEARING SIGNIFICANT RISKS, INCLUDING THE RISK OF LOSS OF A SUBSTANTIAL PART OR ALL OF THEIR INVESTMENT. CAREFUL CONSIDERATION OF THE FOLLOWING RISK FACTORS PROVIDED BY THE COMPANY, AS WELL AS OTHER INFORMATION IN THIS AGREEMENT, IS ADVISABLE PRIOR TO INVESTING. PROSPECTIVE INVESTORS SHOULD READ ALL SECTIONS OF THIS AGREEMENT, AND ARE STRONGLY URGED AND EXPECTED TO CONSULT THEIR OWN LEGAL AND FINANCIAL ADVISERS BEFORE INVESTING IN THE SHARES.

Risks Related to Our Business

Our ability to generate revenue sufficient to support our operations is uncertain.

We were formed as a corporation in May of 2015, as a reorganization of Reviv3 Procare, LLC, which was organized in July 2013, and have only recently begun operations of our hearing protection and enhancement products by acquiring substantially all assets of AXIL, & Associated Brands Inc., for production and sales of hearing protection and enhancement products operating under Reviv3 Acquisition Corporation, a wholly-owned subsidiary. Additionally, we are subject to additional risks associated with early-stage businesses, many of which will be beyond our control. These risks include uncertainty about our ability to produce our revenues, our ability to limit our operational expenses, other operational difficulties, lack of sufficient capital, competition from more advanced companies selling similar services, and unanticipated problems, delays, and expenses relating to the implementation of our business plan. We cannot ensure that we will operate profitably in the future, or that we will have adequate working capital to meet our obligations as they become due.

We may encounter difficulties managing any growth, and if we are unable to do so, our business, financial condition and results of operations may be adversely affected.

As our operations grow, the simultaneous management of development, production and commercialization across our target markets will become increasingly complex and may result in less than optimal allocation of management and other administrative resources, increase our operating expenses and harm our operating results.

Our ability to effectively manage our operations, growth and various projects across our target markets will require us to make additional investments in our infrastructure to continue to improve our operational, financial and management controls and our reporting systems and procedures and to attract and retain sufficient numbers of talented employees, which we may be unable to do effectively. We may be unable to successfully manage our expenses in the future, which may negatively impact our gross margins or operating margins in any particular quarter.

In addition, we may not be able to improve our management information and control systems, including our internal control over financial reporting, to a level necessary to manage our growth and we may discover deficiencies in existing systems and controls that we may not be able to remediate in an efficient or timely manner.

We are subject to government regulation which will increase operating costs.

The Company’s business is subject to various national and local laws affecting businesses in general. REVIV3 and its subsidiaries’ business is also subject to government laws and regulations governing working conditions, employee relations, wrongful termination, wages, taxes and other matters applicable to businesses in general. Failure of the Company to comply with applicable government rules or regulations could have a material adverse effect on its financial condition and business operations.

We may incur significant debt to finance our operations.

There is no assurance that the Company will not incur debt in the future, that it will have sufficient funds to repay its indebtedness, or that the Company will not default on its debt, jeopardizing its business viability. Furthermore, the Company may not be able to borrow or raise additional capital in the future to meet the Company’s needs or to otherwise provide the capital necessary to conduct its business.

The Company is dependent on the performance of certain personnel.

The Company’s success depends substantially on the performance of its Chief Executive Officer, as well as its subsidiary’s sales and operational staff. Given the Company’s subsidiary is in relatively early stage of development, the Company is dependent on its ability to retain and motivate high quality personnel. Although the Company believes it will be able to engage qualified personnel for such purposes, an inability to do so could materially adversely affect the Company’s ability to market, sell, and enhance its products. While our Chief Executive Officer, Chief Operating Officer, general, operations and marketing managers, are currently devoting their full-time working efforts to the Company, other employees of the Company may only be available to the Company on a part-time basis. The loss of one or more of its key employees or the Company’s inability to hire and retain other qualified employees, including but not limited to research and development staff, sales staff, field staff, and corporate office support staff, could have a material adverse effect on the Company’s business.

The Company has not established consistent methods for determining the consideration paid to management.

The consideration being paid by the Company to its officers and its subsidiary’s officers has not been determined based on arm’s length negotiation. While management believes that the current compensation arrangement is fair for the work being performed, there is no assurance that the consideration to management reflects the true market value of the services. Additionally, in the future, the Company may grant net profits interests to its executive officers in addition to stock options, which may further dilute shareholders’ ownership of the Company.

There is no guarantee that the Company will pay dividends to its shareholders.

The Company does not anticipate declaring and paying dividends to its shareholders in the near future. It is the Company’s current intention to apply net earnings, if any, in the foreseeable future to increasing its capital base and marketing. Prospective investors seeking or needing dividend income or liquidity should therefore not purchase the Shares. There can be no assurance that the Company will ever have sufficient earnings to declare and pay dividends to the holders of the Company’s Common Stock, and in any event, a decision to declare and pay dividends is at the sole discretion of the Company’s Board of Directors.

Management cannot guarantee that its relationship with the Company does not create conflicts of interest.

The relationship of management and its affiliates to the Company could create conflicts of interest. While management has a fiduciary duty to the Company, it also determines its compensation from the Company. Management’s compensation from the Company has not been determined pursuant to arm’s-length negotiation.

The Company may sustain losses that cannot be recovered through insurance or other preventative measures.

There is no assurance that the Company will not incur uninsured liabilities and losses as a result of the conduct of its business. The Company plans to maintain comprehensive liability and property insurance at customary levels. The Company will also evaluate the availability and cost of business interruption insurance. However, should uninsured losses occur, the Shareholders could lose their invested capital.

We may be subject to liabilities that are not readily identifiable at this time.

The Company may have liabilities to affiliated or unaffiliated lenders. These liabilities would represent fixed costs we would be required to be pay, regardless of the level of business or profitability experienced by the Company. There is no assurance that the Company will be able to pay all of its liabilities. Furthermore, the Company is always subject to the risk of litigation from customers, suppliers, employees, and others because of the nature of its business. Litigation can cause the Company to incur substantial expenses and, if cases are lost, judgments, and awards can add to the Company’s costs.

We may be subject to product liability claims and other claims of our customers and partners.

Our products may involve a certain level of risk of product liability claims and the associated adverse publicity. We may be subject to claims from our customers or third parties who are injured while using our products.

In addition, our customers and partners may bring suits against us alleging damages for the failure of our products or services to meet stated claims, specifications or other requirements. Any such suits, even if not successful, could be costly, disrupt the attention of our management and damage our negotiations with other partners and/or customers. Any attempt by us to limit our product liability in our contracts may not be enforceable or may be subject to exceptions. We do not currently have current product liability insurance, and the product liability insurance we plan to acquire may be inadequate to cover all potential liability claims. Insurance coverage is expensive and may be difficult to obtain. Also, insurance coverage may not be available in the future on acceptable terms and may not be sufficient to cover potential claims. We cannot be sure that our suppliers who produce our products will have adequate insurance coverage themselves to cover against potential claims. If we experience a large insured loss, it may exceed any insurance coverage limits we have at that time, or our insurance carrier may decline to cover us or may raise our insurance rates to unacceptable levels, any of which could impair our financial position and potentially cause us to go out of business.

In the course of business, the Company may incur expenses beyond what was anticipated.

The Company may incur substantial cost overruns in the operations of its operating subsidiary (and any other subsidiaries hereafter acquired), including the production of our products. Management is not obligated to contribute capital to the Company. Unanticipated costs may force the Company to obtain additional capital or financing from other sources or may cause the Company to lose its entire investment in the Company if it is unable to obtain the additional funds necessary to implement its business plan. There is no assurance that the Company will be able to obtain sufficient capital to implement its business plan successfully. If a greater investment is required in the business because of cost overruns, the probability of earning a profit or a return of shareholder investment in the Company is diminished.

The Company may be subject to liens if it is unable to pay its debts.

If the Company fails to pay for materials and services for its business on a timely basis, the Company’s assets could be subject to materialman’s and mechanic’s liens. The Company may also be subject to lender liens in the event that it defaults on loans from its lenders.

The Company will rely on management to execute the business plan and manage the Company’s affairs.

Under applicable state corporate law and the By-Laws of the Company, the officers and directors of the Company have the power and authority to manage all aspects of the Company’s business. Shareholders must be willing to entrust all aspects of the Company’s business to its directors and executive officers.

There is no assurance the Company will always have adequate capital to conduct its business.

The Company will have limited capital available to it, to the extent that the Company raises capital from the Primary Offering. If the Company’s entire original capital is fully expended and additional costs cannot be funded from borrowings or capital from other sources, then the Company’s financial condition, results of operations and business performance would be materially adversely affected.

The Company is required to indemnify its directors and officers.

The Company’s Amended and Restated Certificate of Incorporation, as amended, and By-Laws provide that the Company will indemnify its officers and directors to the maximum extent permitted by Delaware law. If the Company were called upon to indemnify an officer or director, then the portion of its assets expended for such purpose would reduce the amount otherwise available for the Company’s business.

We are subject to changing laws and regulations and other governmental actions that can significantly and adversely affect our business.

Federal, state, local, territorial, and foreign laws and regulations relating to tax increases and retroactive tax claims, disallowance of tax credits and deductions, expropriation or nationalization of property, mandatory government participation, cancellation or amendment of contract rights, and changes in import and export regulations, limitations on access to exploration and development opportunities, as well as other political developments may affect our operations.

We may fail to maintain or increase our competitiveness and adapt our business model to rapid changes in environment-related businesses.

Our business is highly competitive and requires substantial human and capital resources and cutting-edge technical expertise in numerous areas. Large international companies, local niche companies, and companies whose overheads or profitability requirements are lower than ours may serve each of the markets in which we compete. Accordingly, we must constantly strive to reduce our cost structure to remain competitive and convince potential customers of the quality and value of our services. Otherwise, we may suffer the loss of existing contracts or a substantial fall in profitability on contract renewals or no longer have access to new contracts. We may also need to develop new technologies and services or decrease our overhead to maintain or increase our competitive position, which could result in significant costs.

Our operations and activities may cause damage or lead us to incur liability that we might be required to compensate or repair.

Increasingly broad laws and regulations expose us to greater risks of liability, in particular environmental liability, including in connection with assets that we no longer own and activities that have been discontinued. In addition, we may be required to pay fines, repair damage, or undertake improvement work, even when we have conducted our activities with all due care and in full compliance with operating permits. In addition, due to lack of scientific data or studies, we may not be aware of risks to human health or the environment caused by our operations that may be identified in the future.

We could be the subject of legal action to compensate damage caused to individuals, property, or the environment (including the ecosystem). While our policy is to limit our liability contractually, implement prevention and protection measures and take out insurance policies covering our main accident and operational risks, these precautions may be insufficient, leaving us exposed to significant liability.

We may fail to maintain or increase our brand reputation with customers and distributors.

Because our business is highly competitive and there are several big-name brands operating in the industry, we rely heavily on maintaining and developing a strong brand identity and reputation. However, if our personnel are unhelpful to distributor representatives or customers, our products do not function properly, or our systems fail in other ways, this reputation and operating results may be negatively impacted.

We cannot guarantee that we will retain customer loyalty to our products and business.

Our business is niche in its products and target audiences relative to other similarly positioned companies and thus we will rely on brand loyalty from our customers to continue to meet our operating goals in the future. However, there are may be reasons why our customers choose to not repeat business with us, including but not limited to, a lack of need, price differences from our competitors, or dissatisfaction with quality or functionality. While we do everything in our power to build high-quality, cost-competitive products with a strong team, we cannot guarantee that our customers will be loyal to our brand and this may impact our revenue.

Our products may not properly function in their intended manner, which may create unexpected testing and quality control delays or other negative financial impacts.

We greatly value and prioritize the products our business has designed, developed, and tested, but there may be major or minor errors in our technology or products that are unidentified. Our business is very competitive and while we have made every effort to ensure smooth channels of business within our operations in order to correct any issues with our products as quickly as possible, we may face delays, product recalls, or customer refunds.

Risks Related to the Audio Technology Industry

While we operate in a larger industry, our target customer group may be smaller given our sports-related technology and product use environment.

AXIL and SportEAR focus on targeting customers who use audio technology headphones, earbuds, and muffs for various sporting and active pursuits. However, within the larger market for audio technology in headphones and earpieces, this purpose is a more niche area and may not appeal to the larger market of customers. Thus, while we make efforts to demonstrate how our products may be used outside of this market, most of our branding and marketing efforts go towards appealing to this niche area. If we cannot find customers in the niche area, this may impact our operating goals.

Our pricing for our products may not be suitable to potential customers and they may turn to our competitors.

Our business is smaller than several of our industry competitors and as such, we may not yet have our operations scaled to offer our products at more competitive prices. While our products do have specific purposes and are more marketable as sporting and active use, we may see our customers turning to less expensive iterations of audio technology headphones and earpieces to meet their needs.

Our business operates in a very competitive industry with major companies that are already household names, and our smaller nature may hinder our success.

We are a relatively new business with a more niche product offering across our subsidiaries, and our competitors include large household audio names that have expansive marketing, manufacturing, and research and development programs in place. Our products do cater more to a specific audience and target customer, but our smaller nature may create difficulties in seeing quick product expansion, marketing efforts, and revenue gains.

Risks Related to the Hair and Skin Care Industry

Our hair and skin care business operates in highly competitive categories.

We face competition from companies throughout the world, including multinational consumer product companies. Many of our competitors have greater resources than we do and may be able to respond to changing business and economic conditions more quickly than we could due to larger research and development operations, manufacturing capabilities and other factors. Competition in the beauty industry is based on a variety of factors, including innovation, product effectiveness, pricing, service to the consumer, promotional activities, advertising, special events, new product introductions, e-commerce initiatives and other activities. It is difficult for us to predict the timing and scale of our competitors’ actions in these areas.

Our ability to compete also depends on the strength of our brand and products, our ability to attract and retain key talent and other personnel, the efficiency of our third-party manufacturing facilities and distribution network, our relationships with our key customers and our ability to maintain and protect our intellectual property and other rights used in our business. We believe we are able to compete by offering quality products which will distinguish our performance and develop brand loyalty. However, if our reputation is adversely affected, our ability to attract and retain customers and consumers would be impacted.

Risks Related to Our Intellectual Property

Third parties may misappropriate our Supplier’s proprietary technologies, information, or trade secrets despite a contractual obligation not to do so.

Third parties (including joint venture, collaboration, development partners, contract manufacturers, and other contractors and shipping agents) may have custody or control of any proprietary processes and technologies developed by us. If proprietary technologies were stolen, misappropriated or reverse engineered, they could be used by other parties who may be able to use the technologies for their own commercial gain. It is difficult to prevent misappropriation or subsequent reverse engineering. In the event that any proprietary technologies are developed and then misappropriated, it could be difficult for us to challenge the misappropriation or prevent reverse engineering, especially in countries with limited legal and intellectual property protection.

Confidentiality agreements with employees and third parties may not prevent unauthorized disclosure of proprietary information and trade secrets.

We plan to rely on confidentiality agreements to protect our technical know-how and other proprietary information. Nevertheless, there can be no guarantee that an outside party will not make an unauthorized disclosure or use of our proprietary confidential information. This might happen intentionally or inadvertently. It is possible that a competitor would make use of such information, and that our competitive position would then be compromised, in spite of any legal action we might take against persons making such unauthorized disclosures.

We also plan to keep as trade secrets our technical and proprietary information regarding our products. However, trade secrets are difficult to protect. Although we plan to use reasonable efforts to protect our trade secrets, our employees, consultants, contractors, outside scientific collaborators, partners, and other advisors may unintentionally or willfully disclose our trade secrets to competitors or otherwise use misappropriated trade secrets to compete with us. It can be expensive and time consuming to enforce a claim that a third party illegally obtained and is using our trade secrets. Furthermore, the outcome of such claims is unpredictable. In addition, courts outside the US may be less willing to or may not protect trade secrets. Moreover, our competitors may independently design around our trade secrets or develop equivalent knowledge, methods and know-how without misappropriating or otherwise violating our trade secret rights. Where a third party independently designs around our trade secrets or develops equivalent knowledge, methods and know-how without misappropriating or otherwise violating our trade secret rights, they may be able to seek patent protection for such equivalent knowledge, methods and know-how. This could prohibit us from practicing our own trade secrets.

Risks Related to Our Common Stock

We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

Our Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of 450,000,000 shares of common stock, par value $0.0001 per share, of which 115,129,774 shares are issued and outstanding, and 300,000,000 shares of preferred stock, par value $0.0001 per share, of which 250,000,000 are outstanding. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then-existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors and might have an adverse effect on any trading market for our common stock.

Trading in our common stock is limited and the price of our common stock may be subject to substantial volatility.

Our common stock is quoted on OTCQB tier of the OTC Markets under the symbol RVIV. There is limited current trading of our common stock, and we cannot provide any assurance that an active public trading market will develop or, if developed, that it will be sustained. The trading market for securities of companies listed on the OTC Markets is substantially less liquid than the average trading market for companies listed on a national securities exchange, which may result in difficulty reselling shares of our common stock. We can provide no assurance that our common stock will ever be listed on a national securities exchange.

Additionally, the price of our common stock may be volatile as a result of a number of factors, some of which are beyond our control, such as changes in conditions or trends in the industries in which we operate and general market and economic conditions both in the United States and globally, as well as the number of our shares of common stock being purchased and sold at any particular time. These factors may materially adversely affect the market price of our common stock, regardless of our historic business performance or future business prospects. In addition, the public stock markets have experienced and may be expected to experience extreme price and trading volume volatility. These market fluctuations may adversely affect the market price of our common stock.

We may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock.

We may finance our operations and develop strategic relationships by issuing equity or debt securities, which could significantly reduce the percentage ownership of our existing stockholders. Furthermore, any newly issued securities could have rights, preferences and privileges senior to those of our existing stock. Moreover, any issuances by us of equity securities may be at or below the prevailing market price of our stock and in any event may have a dilutive impact on your ownership interest, which could cause the market price of our stock to decline.

We have used an arbitrary offering price.

The offering price of $0.23 per share of common stock was arbitrarily determined by the Company and is unrelated to specific investment criteria, such as the price of our common stock as quoted on the OTCQB, assets or past results of the Company’s operations. In determining the offering price, the Company considered such factors as the prospects, if any, of similar companies, the previous experience of management, the Company’s anticipated results of operations, and the likelihood of acceptance of this offering. Please review any financial or other information contained in this offering with qualified persons to determine its suitability as an investment before purchasing any shares in this offering.

Risks Associated with this Offering

There has been no independent valuation of the stock, which means that the stock may be worth less than the purchase price.

The per share purchase price has been determined by us without independent valuation of the shares. Since our shares are subject to limited trading on the OTCQB, the offering price of per share for the shares of common stock in this Offering was arbitrarily selected by the Company’s management. This valuation is highly speculative and arbitrary.

There is no relation to the market value, book value, or any other established criteria. We did not obtain an independent appraisal opinion on the valuation of the shares. The offering price should not be regarded as an indicator of the future market price of the shares. The shares may have a value significantly less than the offering price and the shares may never obtain a value equal to or greater than the offering price.

Investors may never receive cash distributions, which could result in an investor receiving little or no return on his or her investment.

Distributions are payable at the sole discretion of our board of directors. We do not know the amount of cash that we will generate, if any, once we have more productive operations. Cash distributions are not assured, and we may never be in a position to make distributions.

Because our Primary Offering does not have a minimum offering amount, we may not raise enough funds to continue operations.

Because our Primary Offering lacks a minimum offering amount, no minimum amount of funds is assured, and we may only receive proceeds sufficient to fund operations for a short amount of time. We may then have to cease operations, and investors could then lose their entire investment.

The Company’s management will have broad discretion in how it uses the net proceeds of this Offering.

The Company’s management will have discretion over the use of proceeds from this Offering. Until the net proceeds are used, they may be placed in investments that do not produce significant income or that may lose value.

Transferability of Interests.

Our common stock is quoted on OTCQB tier of the OTC Markets under the symbol RVIV. There is limited current trading of our common stock, and we cannot provide any assurance that an active public trading market will develop or, if developed, that it will be sustained.

Compliance with Securities Laws.

The Shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state in reliance on exemptions from registration which are provided in such laws. There is no assurance that the Offering of the Shares presently qualifies or will continue to qualify under such exemptions because of, among other things, failure to satisfy all conditions to the availability of such exemptions, the adequacy of disclosure, the manner in which the Shares are offered or sold or the retroactive change or interpretation of any securities laws. If and to the extent suits for rescission were brought against us and successfully concluded for failure to register this Offering or for acts or omission constituting certain prohibited practices under the Securities Exchange Act of 1934, as amended, our capital and assets could be adversely affected, thus jeopardizing our ability to operate successfully.

Suitability Requirements.

Shares are being offered hereby only to persons who meet certain suitability requirements set forth herein. The fact that an investor meets the suitability requirements established by us for this Offering does not necessarily mean that an investment in us is a suitable investment for that investor. Each prospective investor should consult with his own professional advisers before investing in us.

IN ADDITION TO THE ABOVE RISKS, BUSINESSES ARE OFTEN SUBJECT TO RISKS NOT FORESEEN OR FULLY APPRECIATED BY MANAGEMENT. IN REVIEWING THIS INFORMATION, POTENTIAL INVESTORS SHOULD KEEP IN MIND OTHER POSSIBLE RISKS THAT COULD BE IMPORTANT.

7 REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON

7.1 The Subscriber acknowledges that the representations and warranties contained in Section 4 hereof and in the Questionnaire are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein and in the Questionnaire are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

7.2 The Company acknowledges that the representations and warranties contained in Section 5 hereof are made by it with the intention that such representations and warranties will be relied upon by the Subscriber in connection with the purchase of the Shares. The Company further agrees that by delivering the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained in Section 5 hereof are true and correct as at the Closing Date with the same force and effect as if they had been made by the Company on the Closing Date and that they will survive the purchase and sale of the Securities and will continue in full force and effect.

8 [INTENTIONALLY DELETED]

9 LEGENDING AND REGISTRATION OF SECURITIES

The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the stock certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10 COSTS

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

11 GOVERNING LAW

This Subscription Agreement is governed by the laws of the State of Delaware and the federal laws applicable therein.

12 SURVIVAL

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

13 ASSIGNMENT

This Subscription Agreement is not transferable or assignable by the Subscriber.

14 EXECUTION

The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

15 SEVERABILITY

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16 ENTIRE AGREEMENT

Except as expressly provided in this Subscription Agreement, each of the Transaction Documents and in the other agreements, instruments and other documents contemplated or provided for herein or therein, this Subscription Agreement and the Transaction Documents contain the entire agreement between the parties with respect to the sale and issuance of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17 NOTICES

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 18 of this Subscription Agreement and notices to the Company shall be directed to the address on page 1 of this Subscription Agreement.

18 COUNTERPARTS

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the Shares to:

(name)

(address)

2.	Registration – issuance of the stock certificates should be made as follows:

(name)

(address)

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Email Address)

Telephone Number

Social Security Number or Tax ID Number

A C C E P T A N C E

The above-mentioned Subscription Agreement is hereby accepted by Reviv3 Procare Company, DATED at_________________________ , the ______ day of________________ , 2022.

REVIV3 PROCARE COMPANY

By:

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who has indicated an interest in purchasing Securities of REVIV3 PROCARE COMPANY (the “Company”). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the United States Securities Act of 1933 (the “1933 Act”) and the appropriate exemptions of applicable securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. Except as provided in the Subscription Agreement, the Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors,” as defined by Rule 501 of Regulation D promulgated under the 1933 Act, as indicated below:

(Please initial in the space provided those categories, if any, of an “Accredited Investor” which the Subscriber satisfies.)

Category 1	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000.

Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, on the date of purchase exceeds US $1,000,000 (excluding equity in a personal residence).

Category 3	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

Category 4	A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); any investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (United States) or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940 (United States); an insurance company as defined in Section 2(a)(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

Category 6	A director or executive officer of the Company.

Category 7	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Category 9	Any entity, of a type not listed in Categories 1, 4, 5, 7, or 8, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000. For purposes of this category, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act of 1940 (United States).

Category 10	A family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (United States), that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Securities; and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

Category 11	A family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (United States), of a family office meeting the requirements of Category 10 above and whose prospective investment in the Company is directed by that family office pursuant to clause (iii) of Category 10 above.

Category 12	I am a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

Prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of 2022.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Tax I.D. No.

(Email Address)	(Email Address)

Telephone Number	Telephone Number

REVIV3 PROCARE COMPANY
Rule 506 Disqualification Event Questionnaire

Name: __________________________________________ Date:__________________

Under Securities and Exchange Commission (“SEC”) rules, Reviv3 Procare Company (the “Company”) can be prohibited from conducting certain types of securities offerings if any of its directors and officers (among other persons covered by the rules) were involved in certain types of “disqualifying events.” To help the Company avoid the repercussions of losing the ability to undertake certain transactions, please answer the questions below.

If your answer to a question is “Yes,” please provide details in the explanation at the end of this questionnaire. Unless otherwise stated, your answers should be given as of the date you sign the questionnaire. Please note that certain questions are necessarily broad in scope, so if you have doubts regarding whether something should be included in your response, please err on the side of over-inclusion. The Company may have additional follow-up questions for you.

Once you have completed the questionnaire, please sign it to indicate: (i) your consent for the Company to rely upon the information provided in this questionnaire; (ii) your acknowledgement that the SEC may require the Company to publicly disclose the information provided in this questionnaire, and your consent to such public disclosure; (iii) your agreement to promptly notify the Company of any changes in information provided in the questionnaire occurring after the date you sign the questionnaire; and (iv) your confirmation that the information contained in the questionnaire is true and correct, to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the questionnaire.

Please complete the questionnaire and return it by_____ , 2022. Please return the completed questionnaire to Jeff Toghraie, by e-mail to jtoghraie@reviv3.com.

1.	Have you been convicted within the past 10 years of any felony or misdemeanor:

a.	in connection with the purchase or sale of any security;

b.	involving the making of any false filing with the SEC; or

c.	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐ No ☐

2.	Are you subject to any order, judgment or decree of any court, entered within the past five years, that restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

a.	in connection with the purchase or sale of any security;

b.	involving the making of any false filing with the SEC; or

c.	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes ☐ No ☐

3.	Are you subject to any final order of any state securities commission or agency, state authority that supervises or examines banks, savings associations or credit unions, state insurance commission or agency, federal banking agency, the Commodity Futures Trading Commission, or the National Credit Union Administration that bars you from:

a.	association with an entity regulated by such commission, authority, agency or officer;

b.	engaging in the business of securities, insurance or banking; or

c.	engaging in savings association or credit union activities?

Yes ☐ No ☐

4.	Are you subject to any final order, entered within the past 10 years, of any state securities commission or agency, state authority that supervises or examines banks, savings associations or credit unions, state insurance commission or agency, federal banking agency, the Commodity Futures Trading Commission, or the National Credit Union Administration that is based on a violation of any law or regulation prohibiting fraudulent, manipulative or deceptive conduct?

Yes ☐ No ☐

5.	Are you subject to any SEC disciplinary order that:

a.	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

b.	limits your activities, functions or operations as a broker, dealer, municipal securities dealer or investment adviser;

c.	bars you from being associated with any entity; or

d.	bars you from participating in any penny stock offering?

Yes ☐ No ☐

6.	Are you subject to any SEC cease-and-desist order, entered within the past five years, that directs you to cease and desist from committing or causing a violation or future violation of:

a.	any anti-fraud provisions of the federal securities laws[1]; or

b.	any provision of Section 5 of the Securities Act of 1933?

Yes ☐ No ☐

7.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes ☐ No ☐

8.	Have you filed (as a registrant or issuer), or were you named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes ☐ No ☐

9.	Are you subject to any U.S. Postal Service false representation order entered within the past five years?

Yes ☐ No ☐

10.	Are you subject to any temporary restraining order or preliminary injunction relating to conduct alleged by the U.S. Postal Service that constitutes a scheme or device for obtaining money or property through the mail by means of false representations?

Yes ☐ No ☐

If you answered yes to any of the foregoing questions, please describe each such event below:

1	Anti-fraud provisions of the federal securities laws include Section 17(a)(1) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5, Section 15(c)(1) of the Securities Exchange Act of 1934 and Section 206(a) of the Investment Advisers Act of 1940.

If any information furnished by me in this questionnaire becomes inaccurate, incomplete or otherwise changes after the date hereof, or a future development causes me to anticipate that my answers may need to change after the passage of time, I will promptly advise the Company to that effect and furnish any supplementary information that may be appropriate as a result of any developments.

The foregoing answers are correctly and fully stated to the best of my knowledge, information and belief after a reasonable investigation.

Date:	Signature:

Print Name: